Operating Revenues - Summary of Time Charter Revenues (Detail) - Time Charter [Member] $ in Thousands	Dec. 31, 2020 USD ($)
Concentration Risk [Line Items]
2021:	$ 125,714	[1]
2022:	60,065
2023:	48,452
2024:	21,516
2025:	21,480
2026 onwards:	$ 25,578

[1]	The committed time charter revenue for the period ended December 31, 2021 includes an extension to a charter party agreement agreed on January 5, 2021 with a new rate applicable from December 23, 2020.